UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2008

Lumera Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50862	91-2011728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identifica-
tion Number)

19910 North Creek Parkway, Bothell, Washington	98011
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (425) 415-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 21, 2008, Lumera Corporation (“Lumera”)_issued a press release announcing its financial results for the third quarter 2008. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.01.    REGULATION FD Disclosure

On September 29, 2008, Lumera Corporation issued a press release announcing a conference call at 4:30 pm EST on October 21, 2008 to discuss its financial results for the third quarter 2008. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  The following exhibits are being furnished herewith:

99.1    Press Release issued by Lumera dated September 29, 2008.

99.2    Press Release issued by Lumera dated October 21, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMERA CORPORATION

By:	/s/ PETER J. BIERE
Name:	Peter J. Biere
Title:	Chief Financial Officer and Treasurer

Date: October 21, 2008

EXHIBIT INDEX

Exhibit Number	Description Of Exhibit

99.1	Press Release issued by Lumera dated September 29, 2008.

99.2	Press Release issued by Lumera dated October 21, 2008.